UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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BIG ROCK PARTNERS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

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BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY [●], 2019

TO THE STOCKHOLDERS OF BIG ROCK PARTNERS ACQUISITION CORP.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Big Rock Partners Acquisition Corp. (the “Company,” “Big Rock Partners,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on May [●], 2019 at the offices of the Company’s special counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

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a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 22, 2019 to [____], 2019 (the “Extended Date”);

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a proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares as described in the accompanying proxy statement if the Company’s board of directors determines at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date (the “Early Termination Proposal”); and

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to elect three members of the Company’s board of directors (the “Board”) as Class I directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”).

The Extension Amendment, the Early Termination Proposal and the Director Election Proposal are more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date. The purpose of the Director Election Proposal is to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”).

The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter). There is not sufficient time before May 22, 2019 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

Big Rock Partners Sponsor, LLC, the Company’s sponsor (the “sponsor”), and BRAC Lending Group LLC (the sponsor and BRAC Lending Group LLC being collectively referred to herein as the “Insiders”), a stockholder of the Company and an entity affiliated with EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, have agreed that if the Extension Amendment is approved, they or their affiliates will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $___ for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by the Company to complete an initial business combination from May 22, 2019 until the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent [____] 30-day periods through the Extended Date, the Insiders would make aggregate Contributions of approximately $____ (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with the IPO (the “trust account”) within two business days prior to the beginning of such 30-day period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $___ per share (without taking into account any interest), in comparison to the current conversion amount of approximately $___ per share. The Insiders will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by the Company to the Insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Insiders will have the sole discretion whether to continue extending for additional 30-day periods until the Extended Date and if the Insiders determine not to continue extending for additional 30-day periods, their obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights. The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $____. The closing price of the Company’s common stock on the record date was $[____]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $[___] [less][more] than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

If the Extension Amendment proposal is approved and the Extension is consummated, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), approval of the Early Termination Proposal will allow the Company’s board of directors to follow the same procedures set forth above (as if the Extension Amendment proposal was not approved) without needing any further stockholder approval.

If the Extension Amendment is approved, stockholders will also be asked to elect three members to the Board as Class I directors. If the Extension Amendment is not approved, neither the Early Termination Proposal nor the Director Election Proposal will be presented as we will be forced to dissolve and liquidate.

The Company’s board of directors has fixed the close of business on April 30, 2019 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof.  Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that (i) the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposal; and (ii) recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal and the election of the director nominees named in this proxy statement.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Early Termination Proposal, the Director Election Proposal and the annual meeting.  Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

May [●], 2019	By Order of the Board of Directors

Richard Ackerman
Chairman, President and Chief Executive Officer

Your vote is important.  Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting.  If you are a stockholder of record, you may also cast your vote in person at the annual meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the annual meeting by obtaining a proxy from your brokerage firm or bank.  Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May [●], 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bigrockpartners/2019.

BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY [●], 2019

PROXY STATEMENT

Big Rock Partners Acquisition Corp. (the “Company,” “Big Rock Partners,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on May [●], 2019, at the offices of the Company’s special counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

 The Company’s annual reports for the fiscal years ended December 31, 2018 and 2017 (the “Annual Reports”), which contain the Company’s audited financial statements for 2018 and 2017, are enclosed with this proxy statement.

At the annual meeting, the following proposals will be considered and voted upon:

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a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 22, 2019 to [____], 2019 (the “Extended Date”);

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a proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares as described in the accompanying proxy statement if the Company’s board of directors determines at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date (the “Early Termination Proposal”); and

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a proposal to elect three members of the Company’s board of directors (the “Board”) as Class I directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”).

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date and does not wish to seek an additional extension. The purpose of the Director Election Proposal is to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”).

The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter). There is not sufficient time before May 22, 2019 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment is approved, the amount remaining in the trust account may be only a small fraction of the approximately $71.9 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a proposed business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, if the Extension Amendment is approved, the Company’s rights and warrants will remain outstanding in accordance with their existing terms.

Big Rock Partners Sponsor, LLC, the Company’s sponsor (the “sponsor”), and BRAC Lending Group LLC (the sponsor and BRAC Lending Group LLC being collectively referred to herein as the “Insiders”), a stockholder of the Company and an entity affiliated with EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, have agreed that if the Extension Amendment proposal and Early Termination Proposal is approved, they or their affiliates will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $___ for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by the Company to complete an initial business combination from May 22, 2019 until the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent [____] 30-day periods through the Extended Date, the Insiders would make aggregate Contributions of approximately $____ (assuming no public shares were converted). Each Contribution will be deposited in the trust account within two business days prior to the beginning of the beginning of such 30-day period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $___ per share (without taking into account any interest), in comparison to the current conversion amount of approximately $____ per share. The Insiders will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by the Company to the Insiders upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent there are funds held outside of the trust account. The Insiders will have the sole discretion whether to continue extending for additional 30-day periods until the Extended Date and if the Insiders determine not to continue extending for additional 30-day periods, their obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

If the Extension Amendment proposal is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of shares of common stock issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 1,725,000 insider shares as well as the shares (“private shares”) included in the 272,500 units (“private placement units”) purchased by them simultaneously with the IPO. EarlyBirdCapital, Inc. and its designees have also waived their rights to participate in any liquidation distributions with respect to the 138,000 shares issued to them in connection with the IPO (“representative shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event we wind up.

If the Company liquidates, A/Z Property Partners, LLC (“A/Z Property”), an entity majority owned by Richard Ackerman, the Company’s Chairman, President and Chief Executive Officer, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, A/Z Property will not be responsible for such third party claims. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that A/Z Property will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $____, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $____, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount.  The remainder of such funds, plus the Contributions, shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date.  Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

If the Extension Amendment proposal is approved and the Extension is consummated, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), approval of the Early Termination Proposal will allow the Company’s board of directors to follow the same procedures set forth above (as if the Extension Amendment proposal was not approved) without needing any further stockholder approval.

The record date for the annual meeting is April 30, 2019.  Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting.  On the record date, there were 9,035,500 outstanding shares of Company common stock, including 6,900,000 outstanding public shares.  The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals.  Please read it carefully and vote your shares.

This proxy statement is dated May [●], 2019 and is first being mailed to stockholders, along with the Annual Reports, on or about that date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss.  They do not contain all of the information that may be important to you.  You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?
A.  The Company is a blank check company formed in September 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.  In November 2017, the Company consummated its IPO from which it derived gross proceeds of $69,000,000 (including $9,000,000 from the exercise of the underwriters’ over-allotment option).  Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, after the two extensions we were permitted to obtain pursuant to our charter, May 22, 2019). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this annual meeting.

Q.	What is being voted on?
A.   You are being asked to vote on

● a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date;

● a proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares as herein if the Company’s board of directors determines at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date; and

● a proposal to elect three members of the Board as Class I directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Contributions, for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $[70.8] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment proposal is not approved, neither the Early Termination Proposal nor the Director Election Proposal will be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the annual meeting.

The holders of the insider shares, private shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares.  There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up.  The Company will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, A/Z Property has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment proposal?
A.  The Company’s charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before May 22, 2019 (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter).

The Company will not be able to consummate an initial business combination by May 22, 2019. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Extension Amendment?
A.     The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q.	Why is the Company proposing the Early Termination Proposal?
A.  The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.
Accordingly, if the Extension Amendment proposal is approved and the Extension is consummated, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), the Company’s board of directors will be able to determine in its sole discretion whether to cease efforts to consummate an initial business combination and to instead proceed to redeem 100% of the outstanding public shares and liquidate and dissolve the Company.

Q.	Why is the Company proposing the Director Election proposal?
A.  On January 7, 2019, Big Rock Partners received a notice from the Listing Qualifications Department of Nasdaq stating that the Company failed to hold an annual meeting of stockholders to elect directors within 12 months after its fiscal year ended December 31, 2017, as required by Nasdaq Listing Rule 5620(a). Accordingly, Big Rock Partners is proposing the Director Election proposal to regain compliance with the Nasdaq Listing Rules.
In addition to sending stockholders this proxy statement, we are sending stockholders our Annual Reports covering the fiscal years ended December 31, 2018 and 2017 so that the Company may discuss with stockholders the financial statements of both years and stockholders can ask questions of the Company related to such financial statements.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?
A.  All of the Company’s directors, executive officers and their respective affiliates, as well as BRAC Lending Group, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal, in favor of the Early Termination Proposal and in favor of the election of the director nominees named in this proxy statement.

The Company’s sponsor, directors and executive officers together with BRAC Lending Group and their respective affiliates are not entitled to convert any shares in connection with the Extension Amendment. On the record date, the Company’s sponsor, directors and executive officers as well as BRAC Lending Group and their respective affiliates beneficially owned and were entitled to vote 1,725,000 insider shares, 272,500 private shares and 138,000 representative shares, representing approximately 23.6% of the Company’s issued and outstanding common stock.

Neither the Company’s sponsor, directors or executive officers nor BRAC Lending Group or any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement.  In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and/or elected to convert their shares.  Any public shares so purchased will be voted in favor of the Extension Amendment proposal, the Early Termination Proposal and the election of the director nominees named in this proxy statement.

Q.	What vote is required to adopt each proposal?
A.  Extension Amendment. Approval of the Extension Amendment will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date.

Early Termination Proposal. Approval of the Early Termination Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

Director Election Proposal. The nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Q.	What if I don’t want to vote for the Extension Amendment proposal, the Early Termination Proposal or the director nominee?
A. If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal.  If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting or non-voting holders.

If you do not want the Early Termination Proposal to be approved or the director nominees named in this proxy statement to be elected, you must abstain, not vote or vote against the proposal and/or nominee.

Q.	Will you seek any further extensions to liquidate the trust account?
A.  Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

Q.	What happens if the Extension Amendment is not approved?
A.  If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private shares and representative shares waived their rights to participate in any liquidation distribution with respect to such shares.  There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.  The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.  If such funds are insufficient, A/Z Property has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal is not approved, neither the Early Termination Proposal or Director Election Proposal will be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the annual meeting.

Q.	If the Extension Amendment proposal is approved, what happens next?
A.  If the Extension Amendment is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Insiders and the Company’s officers, directors and their affiliates.

Q.	Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?
A.  Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q.	How do I change my vote?
A.  If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the annual meeting or by voting in person at the annual meeting.  Attendance at the annual meeting alone will not change your vote.  You also may revoke your proxy by sending a notice of revocation to the Company located at 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, Attn: Corporate Secretary.

Q.	How are votes counted?
A.  Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the record date. The Early Termination proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. The nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors.

With respect to the Extension Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.  Abstentions and broker non-votes will not have any effect on the Early Termination proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms.  These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A.  No. Your broker can vote your shares only if you provide instructions on how to vote.  You should instruct your broker to vote your shares.  Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?
A.  A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

Q.	Who can vote at the annual meeting?
A.  Only holders of record of the Company’s common stock at the close of business on April 30, 2019 are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof.  On the record date, 9,035,500 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.  Whether or not you plan to attend the annual meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment, the Early Termination Proposal and the Director Election Proposal?
A.  Yes.  After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders.  The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment proposal, the Early Termination Proposal and the election of the director nominees named in this proxy statement.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?
A.  The Company’s directors, officers and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  These interests include, but are not limited to, ownership of insider shares and private shares, rights and warrants that will become worthless if the Extension Amendment is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements.  See the section entitled “The Annual Meeting—Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.
Q.	What happens to the Company’s warrants if the Extension Amendment is not approved?
A.  If the Extension Amendment is not approved by May 22, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q.	What happens to the Company’s rights and warrants if the Extension Amendment proposal and Early Termination Proposal is approved?
A.  If the Extension Amendment proposal and Early Termination Proposal are approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.  The rights and warrants will remain outstanding in accordance with their terms during any extension period.  The rights will still automatically convert into one-tenth of a share of common stock on the consummation of any business combination. The warrants will still become exercisable commencing on the consummation of any business combination.

Q.	What do I need to do now?
A.  The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?
A.  If you are a holder of record of Company common stock, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting.  Whether or not you plan to attend the annual meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the annual meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I convert my shares of Company common stock?
A.  If the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid. Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension.

Q.	What should I do if I receive more than one set of voting materials?
A.  You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?
A.  The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?
A.  If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483
Attn: Richard Ackerman
Telephone: (310) 734-2300

or

[proxy solicitor]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements.  You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words.  You should read statements that contain these words carefully because they:

●
discuss future expectations;

●
contain projections of future results of operations or financial condition; or

●
state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders.  However, there may be events in the future that we are not able to predict accurately or over which we have no control.  The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on September 18, 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In November 2017, we consummated our IPO of 6,900,000 units, including 900,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock, one right entitling the holder to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination and one-half of one redeemable warrant, with each whole warrant to purchase one share of common stock.  The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000.

Prior to our IPO, we issued an aggregate of 1,725,000 insider shares for an aggregate purchase price of $25,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 272,500 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $2,725,000. A portion of the net proceeds of the IPO and the proceeds of the sale of the private placement units were deposited in the trust account.  As of the record date, the Company had approximately $71.9 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, and its telephone number is (310) 734-2300.

THE EXTENSION AMENDMENT PROPOSAL AND EARLY TERMINATION PROPOSAL

The Extension Amendment Proposal

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The Extension Amendment is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented.   Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $____. The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $[●] [less][more] than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Insiders have agreed that if the Extension Amendment is approved, they or their affiliates will make the Contribution of $___ for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by the Company to complete an initial business combination from May 22, 2019 until the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent [____] 30-day periods through the Extended Date, the Insiders would make aggregate Contributions of approximately $____ (assuming no public shares were converted). Each Contribution will be deposited in the trust account within two business days prior to the beginning of of such 30-day period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $___ per share (without taking into account any interest), in comparison to the current conversion amount of approximately $____ per share. The Insiders will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the Insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Insiders will have the sole discretion whether to continue extending for additional 30-day periods until the Extended Date and if the Insiders determine not to continue extending for additional 30-day periods, their obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The Early Termination Proposal

The Company is proposing the Early Termination Proposal to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. Accordingly, if the Extension Amendment proposal is approved and the Extension is consummated, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), the Company’s board of directors will be able to determine in its sole discretion whether to cease efforts to consummate an initial business combination and to instead proceed to redeem 100% of the outstanding public shares and liquidate and dissolve the Company.

Reasons for the Proposals

The Company’s IPO prospectus and charter provide that the Company has until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter). The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, since the Company will not be able to complete an initial business combination by May 22, 2019, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond May 22, 2019 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date and does not wish to seek an additional extension.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment is not approved, the Insiders will not make the Contribution and the Early Termination Proposal and Director Election Proposal will not be presented to stockholders.

The holders of the insider shares, private shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares.  There will be no distribution from the trust account with respect to the Company’s rights and warrants which will expire worthless in the event the Extension Amendment is not approved.  The Company will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, A/Z Property has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal and Early Termination Proposal are Approved

If the Extension Amendment proposal and Early Termination Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate a business combination until the Extended Date or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded during the extension period.  The rights and warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value.  The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[70.8] million that was in the trust account as of the record date.  However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal (after taking into account the conversion of public shares).

Conversion Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid. Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion. The requirement for physical or electronic delivery prior to the vote at the annual meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the annual meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the annual meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid, calculated as of two business days prior to the meeting. As of the record date, this would amount to approximately $____ per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $[●] [less][more] than if he sold his stock in the open market. Additionally, if the Extension Amendment is approved and the Insiders make the Contribution, the conversion price for any subsequent business combination or liquidation will be approximately $[●], or $[●] per share more than the current conversion price.

If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

THE DIRECTOR ELECTION PROPOSAL

Election of Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the Class I directors, consisting of Lori B. Wittman, Michael Fong and Stuart F. Koenig, will expire at this annual meeting of stockholders. The term of office of the Class II directors, currently consisting of Richard Ackerman, Richard Birdoff, Albert G. Rex and Troy T. Taylor, will expire at the next annual meeting.

At the annual meeting, three Class I directors will be elected to the Company’s board of directors to serve for the ensuing two-year period or until their respective successors are elected and qualified or their earlier resignation or removal. The board of directors has determined to nominate Lori B. Wittman, Michael Fong and Stuart F. Koenig for election as the Class I directors. The biographies of the nominees are set forth below.

The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case the nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Information About Executive Officers, Directors and Nominees

If the proposed nominees are elected, the Company’s directors and executive officers will be as follows:

Name	Age	Position
Richard Ackerman	60	Chairman, President and Chief Executive Officer
Lori B. Wittman	60	Chief Financial Officer and Director
Bennett Kim	46	Chief Investment Officer
Richard Birdoff	60	Director
Michael Fong	74	Director
Stuart F. Koenig	66	Director
Albert G. Rex	64	Director
Troy T. Taylor	61	Director

Richard Ackerman, our Chairman, President and Chief Executive Officer since September 18, 2017, formed Big Rock Partners (“BRP”) in 2004. BRP is an opportunistic real estate investment firm that has invested in and managed over $800 million in assets since its formation. In 2012, BRP began to focus on senior housing development as there was a distinct supply – demand imbalance and fragmentation in senior housing developers, and formed Big Rock Senior Housing, a national leader in developing and managing new Class A senior housing communities of $50 million and more. Class A housing communities consist of prestigious buildings with high quality standard finishes, state of the art systems, exceptional accessibility and a defined market presence competing for premier senior housing users with rents above average for the area. Mr. Ackerman serves as the Senior Managing Principal of BRP and Big Rock Senior Housing. Prior to BRP, from 2001 to 2004, Mr. Ackerman served as the Head of the Los Angeles office of Apollo, overseeing all investments on the U.S. West Coast and Japan for the global private equity firm. In August 1999, Mr. Ackerman was appointed by Apollo as the Chief Executive Officer of Atlantic Gulf Communities Corporation (an Apollo portfolio company) in order to restructure the company and served in that capacity until April 2001. This publicly traded development and asset management company's primary operations included the development and sale of home sites and land tracts and the construction and sale of oceanfront condominiums. From September 1996 to August 1999, Mr. Ackerman was President and co-founder of Crocker Realty Trust, a private REIT (an Apollo portfolio company) specializing in the ownership and development of office space in the southeastern United States. Prior to 1996, he was president and co-founder of Crocker Realty Investors, a publicly traded REIT and a portfolio company of the first Apollo Real Estate Investment Fund. The company specialized in the ownership and development of office space until its sale to Highwoods Properties, Inc. In addition to the foregoing business experience, Mr. Ackerman served as Chief Executive Officer and a director of ALDA Office Properties, Inc. (“ALDA”) during 2011. ALDA was formed in 2011 to acquire, own and operate office properties in select markets primarily in Northern and Southern California. In 2011, ALDA filed a registration statement for its initial public offering, which offering was subsequently abandoned due to market conditions. Mr. Ackerman is also a former Director of Summerville Senior Living, Inc., which is one of the largest assisted living companies in the nation. Mr. Ackerman graduated with a B.A. from Tulane University and a J.D. from the Tulane School of Law.

We believe Mr. Ackerman is well-qualified to serve as a member of our board due to his broad and deep expertise in senior housing, development and operations of both senior housing and real estate.

Lori B. Wittman, our Chief Financial Officer and a director, since September 18, 2017, most recently served as the Executive Vice President and Chief Financial Officer of Care Capital Properties, Inc. (“CCP”), a public healthcare real estate investment trust with a diversified portfolio of triple-net leased properties focused on the post-acute sector, from August 2015 (after a spin-off from Ventas, Inc. (“Ventas”)) to August 2017 (due to the merger of CCP and Sabra Healthcare REIT, Inc.). A triple-net leased property is a property leased pursuant to an agreement where the tenant or lessee agrees to pay all real estate taxes, building insurance, and maintenance (the three "nets") on the property in addition to any normal fees that are expected under the agreement (rent, utilities, etc.) Ms. Wittman previously served as Senior Vice President, Capital Markets and Investor Relations of Ventas, a leading real estate investment trust with a diverse portfolio of more than 1,600 assets in the United States, Canada and the United Kingdom consists of seniors housing communities, medical office buildings, skilled nursing facilities, hospitals and other properties, from 2013 to 2015 and as Vice President, Capital Markets and Investor Relations of Ventas from 2011 to 2013. From 2006 to 2011, she was the Chief Financial Officer and Managing Principal of BRP. Before that, Ms. Wittman held various capital markets and finance positions with General Growth Properties, Inc., Heitman, Homart Development Company, Citibank and Mellon Bank. She has been a member of the Board of Directors of IMH Financial Corporation, a real estate investment and finance company, since July 2014, and of Global Medical Property Trust, a real estate investment trust, since May 2018 (also serving as a member of its audit committee and compensation committee). In addition to the foregoing business experience, Ms. Wittman served as Chief Financial Officer of ALDA during 2011. Ms. Wittman received a B.A. in Geography and Sociology from Clark University, a Masters in City Planning from the University of Pennsylvania and an M.B.A. from the University of Chicago.

We believe Ms. Wittman is well-qualified to serve as a member of our board due to her substantial experience in finance, capital markets and investor relations for both private and public companies.

Bennett Kim, our Chief Investment Officer and Corporate Secretary since September 18, 2017, has served as the Managing Principal of Big Rock Senior Housing since January 2016. Mr. Kim was the Chief Investment Officer at BRP from May 2006 to July 2014 and was responsible for acquisitions, development, asset management, and dispositions. From July 2014 to December 2015, Mr. Kim served as the Head of Acquisitions for Carefree Communities, the fifth largest national owner and operator of manufactured housing communities and RV parks with 103 communities and 28,000 sites. From January 2001 to May 2006, Mr. Kim served as a Vice President at Apollo and was responsible for new investments and investment management including the development of a $400 million mixed-use project that consists of two hotels, two condominium towers, retail, office and structured parking. Mr. Kim also formulated work-out strategies for one of the largest assisted living companies in the nation while at Apollo. Between 1999 to 2000, Mr. Kim was an Assistant Vice President at Oaktree Capital Management, where he evaluated and executed investments in the U.S. and Japan for funds then totaling $1.7 billion of equity. Previously, Mr. Kim worked as an Associate at Merrill Lynch Real Estate Investment Banking, where he evaluated financing alternatives for public and private real estate companies. Mr. Kim also worked as a Senior Analyst at Walt Disney Imagineering and as an Analyst at Disney Development Company. In addition to the foregoing business experience, Mr. Kim served as Chief Investment Officer of ALDA during 2011. Mr. Kim is currently on the Board of Directors of UHI Soho Global, a Cayman Islands based hedge fund. Mr. Kim graduated with an M.B.A. from Harvard Business School and a B.A. in Economics from UCLA.

Richard J. Birdoff, who has served as one of our directors since November 20, 2017, has served as President of RD Management and Realty Investors Development Corp. (“RD Management”), a privately held retail real estate developer and manager, since January 2015. Mr. Birdoff is responsible for all aspects of the day-to-day operations of the company including development, construction, acquisitions, sales and dispositions. Mr. Birdoff joined RD Management in 1991 as a principal and Executive Vice President and since 1994, he has developed in excess of 10,000,000 sq. ft. of shopping centers. Mr. Birdoff previously served on the Board of Directors of Crocker Realty Investors, a Florida based publicly held real estate investment trust. Mr. Birdoff has been engaged in the real estate business for more than 30 years. He received an undergraduate degree from Emory College in 1980 and his Juris Doctorate degree in 1983 from Emory University Law School. Following his graduation, Mr. Birdoff worked for IRT Properties in Atlanta, Georgia. Thereafter, in 1984, he joined Bertram Associates of Union, New Jersey where Mr. Birdoff served as associate counsel. Bertram Associates, at the time was one of New Jersey’s largest residential developers. Mr. Birdoff then transitioned to be a principal in the real estate development industry with Bertram Associates focusing on site acquisition, construction and sales of residential homes.

We believe Mr. Birdoff is well-qualified to serve as a member of our board due to his extensive real estate experience.

Michael Fong, who has served as one of our directors since November 20, 2017, serves as the Chairman and Chief Executive Officer of JF International Ltd. (“JF International”), a private equity firm he founded since 2003. JF International invests and manages a diversified portfolio of worldwide investments in real estate and operating companies. In 2015, JF International joined with BRP to invest in the luxury senior housing sector. From 1994 to 2003, Mr. Fong was the Managing Director of The ALJ Group which is based in Jeddah, Kingdom of Saudi Arabia and is one of the largest privately held business enterprises in the Middle East. Mr. Fong also previously served from 1990 to 1994 as the President of Jaymont Properties, Inc., a real estate development and management company with a substantial portfolio of premier office and mixed used properties located in the central business district of major cities such as New York, Boston, San Francisco, Orlando, Chicago, and Miami. From 1979 to 1990, Mr. Fong was President of Intercap Investments, Inc, a commercial developer of real estate central business district projects in Miami and Coral Gables. From 1998 to 1999, Mr. Fong was the President of the Coral Gables, FL Chamber of Commerce and served on its Board of Directors for several years. Prior to 1979, Mr. Fong was President of Interfin Investments, Inc., an investment banking firm based in Lincoln, Nebraska and New York. From 1975 to 1979, Mr. Fong was a Vice President and also served as Assistant to the President of DuPont Walston, Inc., a major retail brokerage and investment banking firm with over 200 branches across the United States. Mr. Fong began his business career in 1971 with EDS, a firm founded by H. Ross Perot, and was sent to New York when Mr. Perot made an investment in DuPont Glore Forgan when EDS was awarded a major data processing contract for redesigning a new system for the brokerage business.

We believe Mr. Fong is well-qualified to serve as a member of our board due to his expertise in real estate and finance.

Stuart Koenig, who has served as one of our directors since November 20, 2017, has over forty years of diversified experience in the real estate, investment banking and financial services industries. His experience includes every aspect of commercial and residential real estate including acquisition, financing, leasing, property management and disposition. Mr. Koenig most recently served as a Senior Partner in the real estate division of Ares Management, LP (“Ares”), a global alternative asset manager with over $100 billion of assets under management, from 2013 to 2016. Mr. Koenig served as Chair of the Investment Committees of the real estate funds of Ares, which collectively had $8 billion under management. From 1995 to 2013, Mr. Koenig served as the Global Chief Financial Officer, Chief Administrative Officer and Senior Partner of AREA Property Partners (“AREA”), a global real estate investment and asset management firm that raised and invested approximately $14 billion of client equity in more than 600 transactions across all sectors of real estate. Mr. Koenig oversaw the financing and administrative activities for AREA and was also responsible for its reporting, human resources, compliance, legal and structuring activities. Mr. Koenig helped negotiate and execute the sale of AREA to Ares Management in 2013. Prior to AREA, Mr. Koenig worked in various positions in investment bank including Goldman Sachs & Co. (1986-1994) and EF Hutton Inc. (1981-1986). From 1997-2014, Mr. Koenig served as the lead independent director and member of the compensation committee of Emeritus Corporation (NYSE: ESC) one of the largest publicly traded owners and operators of assisted living facilities in the country and helped oversee the sale of the company to Brookdale Senior Living (NYSE: BKD) in 2014. Mr. Koenig currently serves as Trustee for the Binghamton University Endowment Fund and is Chair of its Investment Committee and also provides consulting services for the U.S. investment activity of Profimex, an Israel based real estate investment firm. Mr. Koenig has a B.A. from Binghamton University and an MBA from Baruch College of the City University of N.Y.

We believe Mr. Koenig is well-qualified to serve as a member of our board due to his extensive and deep expertise in real estate, finance, acquisition and investment management.

Albert G. Rex, who has served as one of our directors since November 20, 2017, has served as the Managing Director of Walker & Dunlop, a commercial real estate finance company, since May 2012. In this role, Mr. Rex has been involved in over 1500 loans totaling more than $15 billion in transactions. Mr. Rex has over 40 years of experience in the financing and equity aspects of commercial real estate development throughout the U.S. with a focus on the Southeast region. Mr. Rex spent the majority of his career as a Managing Partner with Carey Kramer, a company he helped found in 1983 and ultimately owned solely from 2001 until it merged with Collateral Real Estate Capital in 2005. Collateral later merged with Laureate Capital, LLC in 2007, to form Grandbridge Real Estate Capital, LLC, a wholly-owned subsidiary of BB&T. Mr. Rex is a graduate of University of Florida with a degree in Finance and Real Estate and serves on their Real Estate Advisory Board. He is an active member of the Mortgage Bankers Association (MBA), Urban Land Institute (ULI), International Council of Shopping Centers (ICSC), and National Association of Industrial and Office Properties (NAIOP), where he has served as President of the South Florida Chapter.

We believe Mr. Rex is well-qualified to serve as a member of our board due to his experience in finance and capital markets.

Troy T. Taylor, who has served as one of our directors since November 20, 2017, has served as President of Algon Group, an advisory firm he founded, since 2002. Algon Group is a specialized financial firm providing sophisticated financial advisory services to stakeholders with complex, challenging, and financially distressed situations. Mr. Taylor has 25 years of experience including investment banking, restructuring (both in Chapter 11 and out-of-court) and senior management. Mr. Taylor has served as the Chief Restructuring Officer, Chief Executive Officer or Lead Financial Advisor in a broad range of industries including manufacturing, distribution, hospitality, real estate and retail. He has also served as a member of the Board of Directors of several public and private companies, including Keystone Consolidated Industries, Inc., Barjan, Inc., and 1-800-AutoTow, Inc. He currently serves as Vice Chairman of Hyperion Bank located in Philadelphia. Before 2002, Mr. Taylor served in various capacities with GMA Partners, Inc., KPMG Peat Marwick, LLP, Morgan Keegan & Company, Inc., Oppenheimer & Co., Inc. and Thomson McKinnon Securities, Inc. Mr. Taylor received his B.S. in Economics and his MBA from The Wharton School, University of Pennsylvania.

We believe Mr. Taylor is well-qualified to serve as a member of our board due to his experience in accounting, finance, capital markets and investment management.

Corporate Governance Matters

Meetings and Committees of the Board of Directors of the Company

During the fiscal years ended December 31, 2018 and 2017, the Company’s board of directors held [●] and [●] meetings, respectively. The Company expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of the Company’s current directors attended [all] of the meetings of the board and meetings of committees of which he was a member in fiscal year 2018 and 2017. Although the Company does not have any formal policy regarding director attendance at stockholder meetings, the Company will attempt to schedule its meetings so that all of its directors can attend.

The Company has a separately standing audit committee, nominating committee and compensation committee.

Independence of Directors

The Company adheres to the rules of Nasdaq in determining whether a director is independent. The board of directors of the Company consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Birdoff, Fong, Koenig, Rex and Taylor are the independent directors of the Company. The Company’s independent directors have meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Currently, Richard Ackerman serves as the Company’s Chairman of the Board and Chief Executive Officer. The Company’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Its audit committee discusses with management the Company’s major financial risk exposures and the committee reports findings to the Company’s board of directors in connection with its risk oversight review.

Audit Committee Information

Our audit committee of the board of directors consists of Messrs. Fong, Rex and Taylor (Chair), each of whom is an independent director under Nasdaq’s listing standards. During the fiscal years ended December 31, 2018 and 2017, the audit committee held __ and __ meetings, respectively. The audit committee has a written charter, a copy of which is available on the Company’s website at www.bigrockpartners.com. The purpose of the audit committee is to appoint, retain, set compensation of, and supervise the Company’s independent accountants, review the results and scope of the audit and other accounting related services and review the Company’s accounting practices and systems of internal accounting and disclosure controls. The audit committee’s specific duties include:

● reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

● discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

● discussing with management major risk assessment and risk management policies;

● monitoring the independence of the independent auditor;

● verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

● reviewing and approving all related-party transactions;

● inquiring and discussing with management our compliance with applicable laws and regulations;

● pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

● appointing or replacing the independent auditor;

● determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

● establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

● approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The audit committee has been at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Taylor qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Independent Auditors’ Fees

The firm of Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm. Representatives of Marcum will be present at the annual meeting of stockholders and they will be available to respond to appropriate questions submitted by stockholders regarding the company’s financial statements for the years ended December 31, 2018 and 2017 at the meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Form 10-K and other required filings with the SEC for the year ended December 31, 2018 and for the period from September 18, 2017 (inception) through December 31, 2017 totaled approximately $53,000 and $75,000, respectively. The above amounts include interim procedures, audit fees, and consent issued for registration statements and comfort letters.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2018 and for the period from September 18, 2017 (inception) through December 31, 2017.

 Tax Fees. We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2018 and for the period from September 18, 2017 (inception) through December 31, 2017.

All Other Fees. We did not pay Marcum for other services for the year ended December 31, 2018 and for the period from September 18, 2017 (inception) through December 31, 2017.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the years ended December 31, 2018 and 2017 with the Company’s management and Marcum, the Company’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in the Company’s annual reports on Form 10-K for the years ended December 31, 2018 and 2017.

Members of the Audit Committee:
Michael Fong
Albert G. Rex
Troy T. Taylor

Code of Ethics

The Company’s board of directors has adopted a code of ethics that applies to the Company’s executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of the Company’s business. The Company will provide, without charge, upon request, copies of its code of ethics. Requests for copies of the Company’s code of ethics should be sent in writing to Big Rock Partners Acquisition Corp., 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483.

Nominating Committee Information

Our nominating committee consists of Messrs. Fong, Koenig, Rex (Chair). Each of the members of the nominating committee is independent under the applicable Nasdaq listing standards. The nominating committee has a written charter, a copy of which is available on the Company’s website at www.bigrockpartners.com. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Company’s board of directors. During the fiscal years ended December 31, 2018 and 2017, the Company’s nominating committee did not meet. However, the Company’s nominating committee met one time in 2019 to approve the nominees for election at this meeting.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

● should have demonstrated notable or significant achievements in business, education or public service;

● should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

● should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholders who wish to recommend a candidate for election to the board of directors in 2018 should send their letters to Big Rock Partners Acquisition Corp., 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, Attention: Nominating committee. The Company’s secretary will promptly forward all such letters to the members of the nominating committee. The secretary must receive the stockholder’s letter no later than thirty days after the end of the Company’s fiscal year and the letter must contain the information described in the nominating committee charter.

Compensation Committee Information

The compensation committee of the board of directors consists of Messrs. Birdoff, Koenig (Chair) and Taylor. Each of the members of the compensation committee is independent under the applicable Nasdaq listing standards. During the fiscal years ended December 31, 2018 and 2017, the Company’s compensation committee did not meet. The compensation committee has a written charter, a copy of which is available on the Company’s website at www.bigrockpartners.com. The compensation committee’s duties, which are specified in the compensation committee charter, include, but are not limited to:

● reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

● reviewing and approving the compensation of all of our other executive officers;

● reviewing our executive compensation policies and plans;

● implementing and administering our incentive compensation equity-based remuneration plans;

● assisting management in complying with our proxy statement and annual report disclosure requirements;

● approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

● if required, producing a report on executive compensation to be included in our annual proxy statement; and

● reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of the Company’s existing stockholders, including the Company’s directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of the IPO, we paid our sponsor $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement was solely for our benefit and is not intended to provide our officers and directors any compensation in lieu of salaries. Effective August 20, 2018, our sponsor agreed to stop charging us the monthly administrative fee.

Other than as described above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers, directors, existing stockholders or any of their respective affiliates prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations upon consummation of a business combination. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. No member of our compensation committee during the last fiscal year was or previously had been an executive officer or employee of ours. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Our Code of Ethics, which we adopted upon consummation of the IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our officers, directors, special advisors or holders of insider shares unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors, special advisors or holders of insider shares, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Related Person Transactions

In September 2017, our sponsor purchased 1,437,500 shares of our common stock for an aggregate purchase price of $25,000 or approximately $0.017 per share. On November 20, 2017, the Company effectuated a 1.2-for-1 stock dividend of its common stock resulting in an aggregate of 1,725,000 founder's shares outstanding. All share and per share amounts have been retroactively restated to reflect the stock dividend.

In connection with the IPO, our sponsor purchased an aggregate of 272,500 private placement units (for a total purchase price of $2,725,000) from us. These purchases took place on a private placement basis simultaneously with the consummation of the IPO. The private placement units are identical to the units sold in the IPO except that the warrants contained in the private placement units: (i) are not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchasers or any of their permitted transferees. The purchasers of the private placement units have agreed not to transfer, assign or sell any of their private placement units or the common stock issuable upon conversion of the underlying rights or exercise of the underlying warrants of the private placement units (except to certain permitted transferees), until after the completion of our initial business combination.

The holder of the insider shares, private placement units, representative shares and any private placement units issued upon conversion of working capital loans (and the underlying securities of any of the foregoing securities) are entitled to registration rights pursuant to a registration rights agreement among the Company and the holders of such securities. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

During the year ended December 31, 2017, our sponsor loaned to us a total of $122,625 which was used in connection with a portion of the expenses of the IPO. Also, during the year ended December 31, 2017, our Chief Executive Officer loaned to us $25,000 which was used in connection with a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and were due at the closing of the IPO. The loans were repaid upon the closing of the IPO.

A/Z Property, an entity majority owned by Richard Ackerman, our Chairman, President and Chief Executive Officer, has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. We believe A/Z Property has sufficient net worth to satisfy its indemnity obligation should it arise, however we cannot assure you that A/Z Property will have sufficient liquid assets to satisfy such obligations if it is required to do so. Additionally, the agreement entered into by A/Z Property specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Commencing on November 20, 2017, we paid our sponsor $10,000 per month for certain general and administrative services, including office space, utilities and administrative support. Effective August 20, 2018, our sponsor agreed to stop charging us the monthly administrative fee.

On November 17, 2018, the Company entered into an agreement with the sponsor and BRAC Lending Group (the “BRAC Lending Agreement”) pursuant to which the sponsor transferred an aggregate of 1,500,000 insider shares to BRAC Lending Group for $1.00. Pursuant to the agreement, the sponsor agreed to take all actions reasonably necessary to extend the period of time the Company had to consummate a business combination up to two times for an aggregate of up to six months and BRAC Lending Group agreed to loan the Company the funds necessary to obtain the extensions. In connection therewith, on November 20, 2018, the Company issued an unsecured promissory note in favor of BRAC Lending Group in the original principal amount of $690,000 to provide the Company the funds necessary to obtain the first three-month extension of time to consummate an initial business combination pursuant to the Company’s charter. On February 21, 2019, the Company issued a second unsecured promissory note in favor of BRAC Lending Group in the original principal amount of $690,000 to provide the Company the funds necessary to obtain the second three-month extension of time to consummate an initial business combination. The above-referenced notes do not bear interest and mature upon closing of a business combination by the Company. If the Company fails to consummate a business combination, the outstanding debt under the notes will be forgiven, except to the extent of any funds held outside of the Company's trust account after paying all other fees and expenses of the Company.

BRAC Lending Group introduced the Company to a target for a potential business combination and pursuant to the BRAC Lending Agreement, BRAC Lending Group also agreed to loan the Company all funds necessary to pay expenses incurred in connection with and in order to consummate such business combination. Pursuant to the BRAC Lending Agreement, the sponsor agreed to be responsible for all liabilities of the Company as of November 17, 2018, except for liabilities associated with the possible conversion of shares by the Company’s public stockholders. The sponsor also agreed to loan the Company the funds necessary to pay the expenses of the Company (other than the business combination expenses that BRAC Lending Group was advancing) through the closing of a business combination when and as needed in order for the Company to continue in operation. Upon consummation of a business combination, up to $200,000 of the non-business combination related expenses will be repaid by the Company to the sponsor provided that the Company has funds available to it sufficient to repay such expenses as well as to pay for all stockholder conversion, all business combination expenses, repayment of the note, and any funds necessary for the working capital requirements of the Company following closing of the business combination. Any remaining amounts in excess of the $200,000 maximum will be forgiven. If the Company does not consummate a business combination, all outstanding loans made by the sponsor will be forgiven.

In order to meet our working capital needs following the consummation of the IPO, our sponsor, officers and directors and their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the holder’s discretion, up to $1,500,000 of the notes may be converted into private units at a price of $10.00 per unit. The units would be identical to the private placement units. If we do not complete a business combination, the loans will be forgiven.

If the Extension Amendment is approved, the sponsor and BRAC Lending Group will be making the Contributions to the trust account as described herein.

Our sponsor, members of our management team or their respective affiliates will be entitled to reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons owning more than 10% of the Company’s common stock to file reports of ownership and changes of ownership with the SEC. Based on its review of the copies of such reports furnished to the Company, or representations from certain reporting persons that no other reports were required, the Company believes that all applicable filing requirements were complied with during the fiscal year ended December 31, 2018.

The Annual Meeting

Date, Time and Place.  The annual meeting of the Company’s stockholders will be held at 10:00 a.m., EST on May [●], 2019, at the offices of the Company’s special counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned Company common stock at the close of business on April 30, 2019, the record date for the annual meeting.   At the close of business on the record date, there were 9,035,500 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company rights and warrants do not carry voting rights.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the annual meeting.  No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone.  If you grant a proxy, you may still revoke your proxy and vote your shares in person at the annual meeting.

Required Vote

The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Amendment.  Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.  On the record date, directors and executive officers of the Company and their affiliates, as well as EarlyBirdCapital, beneficially owned and were entitled to vote 1,725,000 insider shares, 272,500 private shares and 138,000 representative shares, representing approximately 23.6% of the Company’s issued and outstanding common stock.

In addition, the Company’s directors, executive officers, EarlyBirdCapital and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases.  In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment proposal and elected to convert their shares into a portion of the trust account.  Any public shares purchased by affiliates will be voted in favor of the Extension Amendment proposal, the Early Termination Proposal and the nominee for election under the Director Election proposal.

The affirmative vote of a majority of the Company’s issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, is required to approve the Early Termination Proposal. Abstentions and broker non-votes will not have any effect on this proposal.

For the Director Election Proposal, the nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the election.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder.  These interests include, among other things:

●
If the Extension Amendment is not approved and we do not consummate a business combination by May 22, 2019 as contemplated by our IPO prospectus and in accordance with our charter, the 225,000 insider shares owned by the sponsor which were acquired for approximately $0.01 per share will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 272,500 private placement units that were acquired simultaneously with the IPO by the sponsor for an aggregate purchase price of $2,725,000.  Such common stock and units had an aggregate market value of approximately $[●] based on the last sale price of $[●] and $[●] of the common stock and units, respectively, on Nasdaq on April 30, 2019;

●
In connection with the IPO, A/Z Partners has agreed that if the Extension Amendment is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●
All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination.  If the Extension Amendment is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●
The Company’s officers and directors and their affiliates have loaned the Company an aggregate of $____ as of the record date. If the Extension Amendment is not approved and a business combination is not consummated, these loans will not be repaid

●
If Big Rock Partners is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Partners has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

●
The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Amendment is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND EARLY TERMINATION PROPOSAL.  THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CLASS I DIRECTOR NOMINEES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●
each of our officers, directors and senior advisors; and

●
all our officers and directors as a group.

 As of the record date, there were a total of 9,035,500 shares of common stock.  Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s rights or warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock(2)
BRAC Lending Group LLC(3)	1,485,000	16.4%
Polar Asset Management Partners Inc.(4)	817,500	9.0%
Big Rock Partners Sponsor, LLC	497,500(5)(6)	5.5%
Richard Ackerman	497,500(5)(6)	5.5%
HGC Investment Management Inc.(6)	480,678	5.3%
Lori B. Wittman(7)	-
Bennett Kim	-	-
Richard Birdoff	-	-
Michael Fong(8)	-	-
Stuart Koenig(8)	-	-
Albert G. Rex(8)	-	-
Troy T. Taylor(8)	-	-
All directors and executive officers as a group (8 individuals)	497,500(5)	5.5%
__________

 (1) Unless otherwise indicated, the business address of each of the individuals is 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483.

(2) Based on 9,035,500 shares of the Company’s Common Stock outstanding as of the record date.

(3) Information was obtained from a Schedule 13D filed on November 26, 2018 with the SEC. Each of David M. Nussbaum and Steven Levine is a managing member of BRAC Lending Group LLC.

(4) Information was obtained from a Schedule 13G/A filed on February 12, 2019 with the SEC. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy MasterFund ("PMSMF") and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles. The address for Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(5) Richard Ackerman is the Company's President, Chairman and Chief Executive Officer and the managing member of Big Rock Partners Sponsor, LLC and has the sole voting and dispositive power of the securities held by the sponsor. Accordingly. Mr. Ackerman may be deemed to have beneficial ownership of such shares.

(6) Represents shares held by our sponsor, of which Mr. Ackerman is the managing member and has sole voting and investment power with respect to such shares. Ms. Wittman and Messrs. Fong, Koenig, Rex and Taylor hold economic interests in Big Rock Partners Sponsor, LLC and pecuniary interests in the securities held by Big Rock Partners Sponsor, LLC. Each of Ms. Wittman and Messrs. Fong, Koenig, Rex and Taylor disclaims beneficial ownership of such securities, except to the extent of his or her pecuniary interests.

(7) Information was obtained from a Schedule 13G filed on February 13, 2019 with the SEC. HGC Investment Management Inc. (“HGC”) serves as the investment manager to HGC Arbitrage Fund LP (the “Fund”) with respect to the shares held by HGC on behalf of the Fund. The address of the business office of HGC is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(8) Does not include shares held by Big Rock Partners Sponsor, LLC. This individual is a member of Big Rock Partners Sponsor, LLC as described in footnote 6.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) to our officers, directors, employees, consultants or their affiliates, (ii) to an entity’s officers, directors, employees or members, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions and other agreements of our initial stockholder as set forth herein, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

STOCKHOLDER PROPOSALS

If the Extension Amendment proposal is approved, the Company’s next annual meeting of stockholders will likely be held on or about [●], 2020, unless the date is changed by the Company’s board of directors.  If you are a stockholder and you want to include a proposal in the proxy statement for the next annual meeting, you need to provide it to the Company by no later than approximately [●].  You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date (or between [●] and [●], if the next annual meeting is held on [●]).

If the Extension Amendment proposal is not approved, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future.  Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future.  Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.  You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.  The Company files its reports, proxy statements and other information electronically with the SEC.  You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.  This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement.  Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document.  You may obtain this additional information, or additional copies of this proxy statement, at no cost, on our website at www.bigrockpartners.com and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483
Tel: (310) 734-2300

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than [●], 2019.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
  OF
BIG ROCK PARTNERS ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of BIG ROCK PARTNERS ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

 1.           The name of the Corporation is Big Rock Partners Acquisition Corp.

2.           The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 18, 2017, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 20 ,2017.

3.           This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.           This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majorityof the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (the “GCL”).

5.           The text of Section 9.6 of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

Section 9.6. Termination. In the event that the Corporation has not consummated a Business Combination by [____], 2019 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Offering Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any franchise or income taxes payable, divided by the total number of Offering Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [●] day of May, 2019.

    Name: ______________________
Title: _______________________

PROXY

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483

ANNUAL MEETING OF STOCKHOLDERS

MAY [●], 2019

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

BIG ROCK PARTNERS ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY [●], 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May [●], 2019, in connection with the Annual Meeting to be held at 10:00 a.m. EST on May [●], 2019 at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Richard Ackerman and Lori B. Wittman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Big Rock Partners Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.  Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING PROPOSAL 1 BELOW, “FOR” THE EARLY TERMINATION CONSISTING OF PROPOSAL 2 AND “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 3 BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 AND A VOTE “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 3 BELOW.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May [●], 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bigrockpartners/2019.

Proposal 1 –Extension of Corporate Life
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to ______ __, 2019.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 2 –Early Termination Approve the Company’s early winding up and redemption of 100% of the outstanding public shares if determined by the Company’s board of directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3 –Election of Directors
To elect the following director in Class I (to serve until 2021 or until their respective successors are elected and qualified or their earlier resignation or removal)

Lori B. Wittman

Michael Fong

Stuart Koenig

	FOR ☐ ☐ ☐	WITHHELD ☐ ☐ ☐

Dated:	_________________________ 2019

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Stockholder’s Signature

______________________________________________
Stockholder’s Signature

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY.  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.  THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.